Exhibit 99.1

PETMED EXPRESS D/B/A 1-800-PETMEDS ANNOUNCES THIRD QUARTER
FINANCIAL RESULTS - NET INCOME INCREASES 60% TO $0.18 EPS

Pompano Beach, Florida, January 22, 2008 - PetMed Express, Inc. (NASDAQ:PETS) today announced its financial results for the quarter ended December 31, 2007. Net income was $4.4 million or $0.18 diluted per share for the quarter ended December 31, 2007, compared to net income of $2.8 million or $0.11 diluted per share for the quarter ended December 31, 2006, an increase to net income of 60%. For the nine months ended December 31, 2007, net income was $15.1 million or $0.62 diluted per share, compared to net income of $10.8 million or $0.44 diluted per share for the nine months ended December 31, 2006, an increase to net income of 40%. Net sales for the quarter ended December 31, 2007 were $37.3 million, compared to $31.4 million for the quarter ended December 31, 2006, an increase of 19%. Net sales for the nine months ended December 31, 2007 were $147.9 million, compared to $125.8 million for the nine months ended December 31, 2006, an increase of 18%.

Menderes Akdag, CEO and President, commented: "We are pleased to report high profitability for the quarter, which can be attributed to strong reorders and our success in leveraging operating expenses. Our reorder sales increased by 28%, from $22.1 million to $28.4 million for the quarters ended December 31, 2006 and 2007, respectively, and for the nine months ended December 31, 2007, our reorder sales increased by 23% to $103.4 million, compared to $84.1 million for the same nine months in the prior year. We are also pleased to report that our Internet sales increased by 23% to $24.4 million for the quarter ended December 31, 2007, compared to $19.8 million for the same quarter in the prior year, and for the nine months ended December 31, 2007, our Internet sales increased by 24%, to $96.0 million, compared to $77.4 million for the same nine months in the prior year. Approximately 65% of all sales were placed on the
Company's website for the third fiscal quarter, compared to 63% for the same quarter in the prior year. Also, during the third quarter of fiscal 2008 the Company repurchased approximately 182,000 shares of its outstanding common stock for approximately $2,364,000."

This morning at 8:30 A.M. Eastern Time, Mr. Akdag will host a conference call to review the quarter's financial results. To access the call which is open to the public, dial (888) 455-1758 (toll free) or (210) 234-0009. Callers will be required to supply PETMEDS as the passcode. For those unable to participate in the live event, the call will be available for replay from 10 A.M. on January 22, 2008 until February 5, 2008 at 11:59 P.M. To access the replay, call (866) 386-1321 (toll free) or (203) 369-0407, and enter passcode 5500.

Founded in 1996, PetMed Express is America's Largest Pet Pharmacy, delivering prescription and non-prescription pet medications and other health products for dogs, cats and horses at competitive prices direct to the consumer through its 1-800-PetMeds toll free number and on the Internet through its website at www.1800petmeds.com.

This press release may contain "forward-looking" statements, as defined in the Private Securities Litigation Reform Act of 1995 or by the Securities and Exchange Commission, that involve a number of risks and uncertainties, including the Company's ability to meet the objectives included in its business plan. Important factors that could cause results to differ materially from those indicated by such "forward-looking" statements are set forth in Management's Discussion and Analysis of Financial Condition and Results of Operations in the PetMed Express Annual Report on Form 10-K for the year ended March 31, 2007. The Company's future results may also be impacted by other risk factors listed from time to time in its SEC filings, including, but not limited to, the Company's Form 10-Q and its Annual Report on Form 10-K.

For  investment relations contact PetMed Express, Inc., Bruce  S.
Rosenbloom, CFO, 954-979-5995.
                               ###

                    Exhibit 99.1 Page 1 of 4

-----------------------------------------------------------------

              PETMED EXPRESS, INC. AND SUBSIDIARIES
              CONDENSED CONSOLIDATED BALANCE SHEETS

                                                           December 31,    March 31,
                                                              2007           2007
                                                           (UNAUDITED)
                                                           ------------  ------------
                              ASSETS
                              ------
Current assets:
   Cash and cash equivalents                               $  2,140,272  $    316,470
   Temporary investments                                     44,860,000    39,125,000
   Accounts receivable, less allowance for doubtful
      accounts of $16,000 and $28,000, respectively             788,746     1,369,521
   Inventories - finished goods                              20,112,153    16,086,207
   Prepaid income taxes                                         213,750             -
   Prepaid expenses and other current assets                    902,266     1,071,171
                                                           ------------  ------------
          Total current assets                               69,017,187    57,968,369

   Property and equipment, net                                1,907,580     1,990,578
   Deferred income taxes                                      1,430,554       894,540
   Intangible asset                                             365,000       365,000
                                                           ------------  ------------

Total assets                                               $ 72,720,321  $ 61,218,487
                                                           ============  ============

                    LIABILITIES AND SHAREHOLDERS' EQUITY
                    ------------------------------------
Current liabilities:
   Accounts payable                                        $  2,660,589  $  5,859,756
   Income taxes payable                                               -       229,321
   Accrued expenses and other current liabilities             1,791,632     1,265,837
                                                           ------------  ------------

Total liabilities                                             4,452,221     7,354,914
                                                           ------------  ------------
Commitments and contingencies

Shareholders' equity:
   Preferred stock, $.001 par value, 5,000,000 shares
      authorized; 2,500 convertible shares issued and
      outstanding with a liquidation preference of
      $4 per share                                                8,898         8,898
   Common stock, $.001 par value, 40,000,000 shares authorized;
      24,313,231 and 24,309,417 shares issued, respectively      24,298        24,309
   Additional paid-in capital                                14,678,352    15,213,254
   Retained earnings                                         53,735,904    38,617,112
   Less treasury stock, at cost 14,764 and 0 shares,
      respectively                                             (179,352)            -
                                                           ------------  ------------

          Total shareholders' equity                         68,268,100    53,863,573
                                                           ------------  ------------

Total liabilities and shareholders' equity                 $ 72,720,321  $ 61,218,487
                                                           ============  ============

                    Exhibit 99.1 Page 2 of 4

                PETMED EXPRESS, INC. AND SUBSIDIARIES
            CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                            (UNAUDITED)

                                                                 Three Months Ended            Nine Months Ended
                                                                    December 31,                   December 31,
                                                                2007           2006           2007           2006
                                                           -------------  -------------  -------------  -------------
 Sales                                                     $  37,348,867  $  31,352,277  $ 147,913,299  $ 125,838,384
 Cost of sales                                                22,175,847     18,563,400     90,390,635     76,002,541
                                                           -------------  -------------  -------------  -------------

 Gross profit                                                 15,173,020     12,788,877     57,522,664     49,835,843
                                                           -------------  -------------  -------------  -------------

 Operating expenses:
      General and administrative                               4,542,522      4,022,852     15,502,308     12,792,177
      Advertising                                              4,170,113      4,771,341     20,725,021     20,770,700
      Depreciation and amortization                              155,385        129,355        435,034        395,507
                                                           -------------  -------------  -------------  -------------
 Total operating expenses                                      8,868,020      8,923,548     36,662,363     33,958,384
                                                           -------------  -------------  -------------  -------------

 Income from operations                                        6,305,000      3,865,329     20,860,301     15,877,459
                                                           -------------  -------------  -------------  -------------
 Other income (expense):
      Interest income                                            454,438        329,141      1,327,691        917,125
      Other, net                                                 110,416         94,964        535,346        332,129
      Loss on disposal of property and equipment                       -              -              -         (1,250)
                                                           -------------  -------------  -------------  -------------
 Total other income (expense)                                    564,854        424,105      1,863,037      1,248,004
                                                           -------------  -------------  -------------  -------------

 Income before provision for income taxes                      6,869,854      4,289,434     22,723,338     17,125,463

 Provision for income taxes                                    2,459,872      1,535,200      7,604,546      6,306,000
                                                           -------------  -------------  -------------  -------------

 Net income                                                $   4,409,982  $   2,754,234  $  15,118,792  $  10,819,463
                                                           =============  =============  =============  =============
 Net income per common share:
       Basic                                               $        0.18  $        0.11  $        0.63  $        0.45
                                                           =============  =============  =============  =============
       Dilutive                                            $        0.18  $        0.11  $        0.62  $        0.44
                                                           =============  =============  =============  =============
 Weighted average number of common shares outstanding:
       Basic                                                  24,162,552     24,213,937     24,175,567     24,132,289
                                                           =============  =============  =============  =============
       Dilutive                                               24,386,821     24,382,861     24,396,653     24,316,117
                                                           =============  =============  =============  =============

                    Exhibit 99.1 Page 3 of 4

                  PETMED EXPRESS, INC. AND SUBSIDIARIES
            CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (UNAUDITED)

                                                                 Nine Months Ended
                                                                     December 31,
                                                                2007            2006
                                                           -------------   -------------
 Cash flows from operating activities:
    Net income                                             $  15,118,792   $  10,819,463
    Adjustments to reconcile net income to net cash
     provided by operating activities:
        Depreciation and amortization                            435,034         395,507
        Share based compensation                               1,237,893         777,426
        Deferred income taxes                                   (536,014)       (224,737)
        Loss on disposal of property and equipment                     -           1,250
        Bad debt expense                                          16,508          16,038
        (Increase) decrease in operating assets
           and increase (decrease) in liabilities:
             Accounts receivable                                 564,267         218,592
             Inventories - finished goods                     (4,025,946)      4,966,371
             Prepaid income taxes                               (213,750)       (846,045)
             Prepaid expenses and other current assets           168,905        (550,000)
             Other assets                                              -          14,167
             Accounts payable                                 (3,199,167)        599,445
             Income taxes payable                               (229,321)       (958,318)
             Accrued expenses and other current liabilities      525,795        (118,557)
                                                           -------------   -------------
 Net cash provided by operating activities                     9,862,996      15,110,602
                                                           -------------   -------------
 Cash flows from investing activities:
    Net change in temporary investments                       (5,735,000)    (15,250,000)
    Purchases of property and equipment                         (352,036)       (824,416)
    Net proceeds from the sale of property and equipment               -             400
                                                           -------------   -------------
 Net cash used in investing activities                        (6,087,036)    (16,074,016)
                                                           -------------   -------------
 Cash flows from financing activities:
    Purchases of treasury stock                               (4,868,492)              -
    Proceeds from the exercise of stock options                2,648,703         435,064
    Tax benefit related to stock options exercised               267,631         231,037
                                                           -------------   -------------
 Net cash (used in) provided by financing activities          (1,952,158)        666,101
                                                           -------------   -------------

 Net increase (decrease) in cash and cash equivalents          1,823,802        (297,313)
 Cash and cash equivalents, at beginning of period               316,470         366,907
                                                           -------------   -------------

 Cash and cash equivalents, at end of period               $   2,140,272   $      69,594
                                                           =============   =============
 Supplemental disclosure of cash flow information:

    Cash paid for income taxes                             $   8,316,000   $   8,104,063
                                                           =============   =============

    Retirement of treasury stock                           $   4,689,140   $           -
                                                           =============   =============




                    Exhibit 99.1 Page 4 of 4